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Exhibit 99.33

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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CBASS05_CB6_Price - CashflowsAF4

Pricing Speed
Static Libor
To Call

Period	Date	Principal	Interest	Cash Flow	Balance	Coupon

Total		39,026,000.00	11,573,066.99	50,599,066.99

0	30-Sep-05	0	0	0	39,026,000.00	0
1	25-Oct-05	0	165,112.50	165,112.50	39,026,000.00	5.077
2	25-Nov-05	0	165,112.50	165,112.50	39,026,000.00	5.077
3	25-Dec-05	0	165,112.50	165,112.50	39,026,000.00	5.077
4	25-Jan-06	0	165,112.50	165,112.50	39,026,000.00	5.077
5	25-Feb-06	0	165,112.50	165,112.50	39,026,000.00	5.077
6	25-Mar-06	0	165,112.50	165,112.50	39,026,000.00	5.077
7	25-Apr-06	0	165,112.50	165,112.50	39,026,000.00	5.077
8	25-May-06	0	165,112.50	165,112.50	39,026,000.00	5.077
9	25-Jun-06	0	165,112.50	165,112.50	39,026,000.00	5.077
10	25-Jul-06	0	165,112.50	165,112.50	39,026,000.00	5.077
11	25-Aug-06	0	165,112.50	165,112.50	39,026,000.00	5.077
12	25-Sep-06	0	165,112.50	165,112.50	39,026,000.00	5.077
13	25-Oct-06	0	165,112.50	165,112.50	39,026,000.00	5.077
14	25-Nov-06	0	165,112.50	165,112.50	39,026,000.00	5.077
15	25-Dec-06	0	165,112.50	165,112.50	39,026,000.00	5.077
16	25-Jan-07	0	165,112.50	165,112.50	39,026,000.00	5.077
17	25-Feb-07	0	165,112.50	165,112.50	39,026,000.00	5.077
18	25-Mar-07	0	165,112.50	165,112.50	39,026,000.00	5.077
19	25-Apr-07	0	165,112.50	165,112.50	39,026,000.00	5.077
20	25-May-07	0	165,112.50	165,112.50	39,026,000.00	5.077
21	25-Jun-07	0	165,112.50	165,112.50	39,026,000.00	5.077
22	25-Jul-07	0	165,112.50	165,112.50	39,026,000.00	5.077
23	25-Aug-07	0	165,112.50	165,112.50	39,026,000.00	5.077
24	25-Sep-07	0	165,112.50	165,112.50	39,026,000.00	5.077
25	25-Oct-07	0	165,112.50	165,112.50	39,026,000.00	5.077
26	25-Nov-07	0	165,112.50	165,112.50	39,026,000.00	5.077
27	25-Dec-07	0	165,112.50	165,112.50	39,026,000.00	5.077
28	25-Jan-08	0	165,112.50	165,112.50	39,026,000.00	5.077
29	25-Feb-08	0	165,112.50	165,112.50	39,026,000.00	5.077
30	25-Mar-08	0	165,112.50	165,112.50	39,026,000.00	5.077
31	25-Apr-08	0	165,112.50	165,112.50	39,026,000.00	5.077
32	25-May-08	0	165,112.50	165,112.50	39,026,000.00	5.077
33	25-Jun-08	0	165,112.50	165,112.50	39,026,000.00	5.077
34	25-Jul-08	0	165,112.50	165,112.50	39,026,000.00	5.077
35	25-Aug-08	0	165,112.50	165,112.50	39,026,000.00	5.077
36	25-Sep-08	0	165,112.50	165,112.50	39,026,000.00	5.077
37	25-Oct-08	0	165,112.50	165,112.50	39,026,000.00	5.077
38	25-Nov-08	0	165,112.50	165,112.50	39,026,000.00	5.077
39	25-Dec-08	0	165,112.50	165,112.50	39,026,000.00	5.077
40	25-Jan-09	0	165,112.50	165,112.50	39,026,000.00	5.077
41	25-Feb-09	0	165,112.50	165,112.50	39,026,000.00	5.077
42	25-Mar-09	0	165,112.50	165,112.50	39,026,000.00	5.077
43	25-Apr-09	0	165,112.50	165,112.50	39,026,000.00	5.077
44	25-May-09	0	165,112.50	165,112.50	39,026,000.00	5.077
45	25-Jun-09	0	165,112.50	165,112.50	39,026,000.00	5.077
46	25-Jul-09	0	165,112.50	165,112.50	39,026,000.00	5.077
47	25-Aug-09	0	165,112.50	165,112.50	39,026,000.00	5.077
48	25-Sep-09	0	165,112.50	165,112.50	39,026,000.00	5.077
49	25-Oct-09	0	165,112.50	165,112.50	39,026,000.00	5.077
50	25-Nov-09	0	165,112.50	165,112.50	39,026,000.00	5.077
51	25-Dec-09	0	165,112.50	165,112.50	39,026,000.00	5.077
52	25-Jan-10	293,304.27	165,112.50	458,416.77	38,732,695.73	5.077
53	25-Feb-10	553,926.40	163,871.58	717,797.98	38,178,769.33	5.077
54	25-Mar-10	545,480.13	161,528.01	707,008.14	37,633,289.20	5.077
55	25-Apr-10	537,168.15	159,220.17	696,388.33	37,096,121.05	5.077
56	25-May-10	532,901.99	156,947.51	689,849.49	36,563,219.06	5.077
57	25-Jun-10	520,956.44	154,692.89	675,649.33	36,042,262.62	5.077
58	25-Jul-10	513,033.60	152,488.81	665,522.41	35,529,229.02	5.077
59	25-Aug-10	505,424.26	150,318.25	655,742.51	35,023,804.76	5.077
60	25-Sep-10	497,741.69	148,179.88	645,921.57	34,526,063.07	5.077
61	25-Oct-10	871,808.15	146,074.02	1,017,882.17	33,654,254.92	5.077
62	25-Nov-10	849,739.98	142,385.54	992,125.53	32,804,514.94	5.077
63	25-Dec-10	832,320.87	138,790.44	971,111.31	31,972,194.07	5.077
64	25-Jan-11	810,415.77	135,269.02	945,684.80	31,161,778.30	5.077
65	25-Feb-11	789,104.76	131,840.29	920,945.06	30,372,673.53	5.077
66	25-Mar-11	768,370.32	128,501.72	896,872.04	29,604,303.21	5.077
67	25-Apr-11	748,778.48	125,250.87	874,029.36	28,855,524.73	5.077
68	25-May-11	729,396.47	122,082.92	851,479.39	28,126,128.26	5.077
69	25-Jun-11	710,260.73	118,996.96	829,257.69	27,415,867.53	5.077
70	25-Jul-11	691,642.95	115,991.97	807,634.92	26,724,224.58	5.077
71	25-Aug-11	673,528.82	113,065.74	786,594.56	26,050,695.75	5.077
72	25-Sep-11	655,904.44	110,216.15	766,120.59	25,394,791.31	5.077
73	25-Oct-11	798,445.34	107,441.13	905,886.47	24,596,345.97	5.077
74	25-Nov-11	24,596,345.97	104,063.04	24,700,409.01	0	5.077